UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 23, 2020
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.
See Item 1.03.
Item 1.03	Bankruptcy or Receivership.
Chapter 11 Filing
As previously disclosed, on March 20, 2020, BioRestorative Therapies, Inc. (the “Company”) filed a voluntary petition commencing a case under chapter 11 of title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”). The Company’s chapter 11 case (the “Chapter 11 Case”) is being administered under the caption, In re: BioRestorative Therapies, Inc., Case No. 8-20-71757.  The Company is continuing to operate its business as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
Senior “Debtor-in-Possession” Financing
In connection with the Chapter 11 Case, the Company filed a motion (the “DIP Motion”) seeking, among other things, interim and final approval of postpetition, debtor-in-possession financing (the “DIP Financing”) on the terms and conditions set forth in Secured Term Note (the “DIP Note”), dated as of April 23, 2020, issued by the Company to Auctus Fund, LLC (the “DIP Lender”). The DIP Note provides for a senior secured superpriority debtor-in-possession credit facility of up to $713,000 of which approximately $354,000 (the “Interim DIP Facility”) was approved for funding pursuant to the entry of an interim DIP order (the “Interim DIP Order”) and until the entry of a final order approving the DIP Note (the “Final DIP Order”), secured by a first priority lien on all tangible and intangible property and assets of the Company, now owned or hereafter acquired, subject to certain carve outs, pursuant to a Security Agreement (the “DIP Security Agreement”), dated as of April 23, 2020, executed by the Company in favor of the DIP Lender.  The Interim DIP Order was approved by the Bankruptcy Court at a hearing held on April 23, 2020.  The Company received approximately $244,000 of the Interim DIP Facility from the DIP Lender on April 24, 2020.
            The proceeds from the DIP Financing will be used, subject to the Interim DIP Order and the Final DIP Order, (a) for working capital and other general purposes of the Company; (b) United States Trustee fees; (c) Bankruptcy Court approved professional fees and other administrative expenses arising in the Chapter 11 Case; and (d) interest, fees, costs and expenses incurred in connection with the DIP Financing, including professional fees, each subject to the terms and conditions of the DIP Note, the orders of the Bankruptcy Court approving the DIP Note and consistent with the financing budget attached to the DIP Motion as an exhibit, subject to certain exceptions as provided in the DIP Note.
            The maturity date of the DIP Financing will be the earliest to occur of (a) July 6, 2020; (b) ten days following entry of an order confirming a chapter 11 plan in the Chapter 11 Case ; (c) ten  days following the entry of an order approving the sale of the Company or the Company’s assets; or (d) the occurrence of an event of default under the DIP Note, following any applicable grace or cure periods.

            Interest on the outstanding principal amount of the loans under the DIP Note will be payable in arrears on the maturity date at the rate of 8% per annum.  Upon the occurrence and during the continuance of an event of default, all obligations under the DIP Note will bear interest at a rate equal to the then current rate plus an additional 2% per annum.
The foregoing descriptions of the DIP Note and the DIP Security Agreement do not purport to be complete and are qualified in their entirety by reference to the texts of the DIP Note and the DIP Security Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Forward-Looking Statements
  This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing and execution of the Company’s strategic transactions and the operating expectations during the pendency of the Chapter 11 Case.  Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to the Chapter 11 Case, including, but not limited to, the Company’s ability to obtain Bankruptcy Court approval of motions filed in the Chapter 11 Case (including, but not limited to, the DIP Motion), the effects of the Chapter 11 Case on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general, the length of time the Company will operate under the Chapter 11 Case, risks associated with third-party motions in the Chapter 11 Case, the conditions to which the Company’s DIP Financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; uncertainty associated with evaluating and completing any strategic or financial alternative as well as the Company’s ability to implement and realize any anticipated benefits associated with any alternative that may be pursued; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock and the risks related to trading on the OTC Pink Market and the other factors disclosed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations  - Factors that May Affect Future Results and Financial Condition” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated from time to time in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
10.1	Secured Term Note, dated as of April 23, 2020, by BioRestorative Therapies, Inc. to Auctus Fund, LLC*
10.2	Security Agreement, dated as of April 23, 2020, by BioRestorative Therapies, Inc. in favor of Auctus Fund, LLC
_____________
* Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. The Company agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: April 28, 2020	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer